UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest
   event reported)               August 27, 2004 (August 24, 2004)
                                 -----------------------------------------------

                         Cass Information Systems, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

          Missouri                       2-80070                 43-1265338
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(State or other jursidiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)

13001 Hollenberg Drive, Bridgeton, Missouri                        63044
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  (Address of principal executive offices)                       (Zip Code)

                                 (314) 506-5500
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              (Registrant's telephone number, including area code)

                                       N/A
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the For 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-2 under Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240-14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4 (c))

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                         CASS INFORMATION SYSTEMS, INC.

                                    FORM 8-K

Section 3 - Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

      a. Securities Sold

      Date:   August 24, 2004
      Title:  5.33% Subordinated Convertible Debentures due August 24, 2014
              (the "Debentures"). The Debentures are convertible into approximately 76,763 shares of registrant's common stock.
      Amount: $3,700,000

      c. Consideration

      The Debentures were issued to PROFITLAB, Inc. ("PROFITLAB") as partial consideration for the acquisition (the "Acquisition") by Cass Information Systems, Inc. ("Cass") of the assets of PROFITLAB. See Item 8.01, below. Consideration for the Acquisition included the Debentures and cash in the amount of $1,097,600.

      d. Exemption from Registration Claimed

      Following the Acquisition, PROFITLAB distributed a portion of the Debentures to 15 of its shareholders (the "Shareholders") and retained in its own name $1,300,809 of the Debentures. Prior to the vote by the Shareholders approving the sale of PROFITLAB's assets to Cass, Cass and PROFITLAB provided an information statement to the Shareholders which, among other things, described the Acquisition and the businesses of Cass and PROFITLAB. Attached to the statement were the most recent Annual Report on Form 10-K of Cass and all subsequent reports and proxy materials filed with the Securities and Exchange Commission (the "Commission") by Cass. PROFITLAB and each of the Shareholders made appropriate investment representations to Cass and agreed that the Debentures and the Cass shares to be issued upon conversion of the Debentures may not be sold or otherwise transferred unless they are first registered under the Securities Act of 1933 (the "Act") except in a transaction exempt from the registration requirement. The Debentures contain appropriate legends describing the restrictions on transfer and certificates for the Cass shares issued on conversion will contain appropriate restrictive legends. Cass will timely file a Form D with the Commission. Cass believes the issuance of the Debentures and the issuance of Cass common stock on conversion of the Debentures was and will be exempt from the registration requirements of the Act pursuant to Section 4(2) thereof and Regulation D promulgated thereunder.

      e. Terms of Conversion or Exercise

      The holders of Debentures can convert up to 20% of the principal amount into fully paid and non-assessable shares of the Common Stock of Cass at a rate per share of $48.20 from and after the third anniversary of the issuance date. From and after the fourth anniversary date an additional 30% can be converted under the same terms. From and after the fifth anniversary date, 100% can be converted under the same terms. The securities mature ten years after the date of issuance. The Debentures may be called by Cass without penalty after August 24, 2010.


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

Section 8 - Other Events

Item 8.01 Other Events

      Cass acquired substantially all of the operating assets of PROFITLAB on August 24, 2004. PROFITLAB, based in Greenville, S.C., is a provider of telecom auditing and application services. PROFITLAB was founded in 1990 with an objective to take advantage of electronic commerce to provide a high level of invoice detail and analysis at a price that would be impossible to secure with paper based systems. The acquired assets do not constitute a significant amount of assets requiring the Acquisition to be reported under Item 2.01 of Form 8-K.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Cass Information Systems, Inc.


August 27, 2004                 By:           /s/ Lawrence A. Collett
                                    --------------------------------------------
                                                  Lawrence A. Collett
                                        Chairman and Chief Executive Officer


August 27, 2004                 By:           /s/ Eric H. Brunngraber
                                    --------------------------------------------
                                                  Eric H. Brunngraber
                                              Vice President-Secretary
                                    (Principal Financial and Accounting Officer)


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